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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                             PIXELWORKS, INC.
          (exact name of registrant as specified in its charter)


            Oregon                                           91-1761992
 (State or other jurisdiction of                           (IRS Employer
  incorporation or organization)                          Identification No.)


 7700 SW Mohawk, Tualatin, Oregon                               97062
 (Address of principal executive offices)                     (zip code)

Registrant's telephone number, including area code: (503) 612-6700


If this Form relates to the                     If this Form relates to the
registration of a class of                      registration of a class of
securities pursuant to Section                  securities pursuant to Section
12(b) of the Exchange Act and                   12(g) of the Exchange Act and
is effective pursuant to General                is effective pursuant to
Instruction A.(c), check the                    General Instruction A.(d),
following box. [ ]                              check the following box [X].

Securities Act registration statement file number to which this form relates:
333-31134.

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:


Title of each class to be so registered    Name of each exchange on which each
                                           class is to be registered

          None                                     None

     SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                       Common Stock, $0.001 par value
                              (Title of Class)

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Item 1.       Description of Registrant's Securities to be Registered

         The class of securities to be registered hereunder is Common Stock, $0.001 par value per share, of Pixelworks, Inc. The description of capital stock set forth under the caption "Description of Capital Stock" in the Prospectus included in the Registration Statement on Form S-1 (File No. 333-31134) filed with the Securities and Exchange Commission by Pixelworks, Inc. on February 25, 2000 is incorporated herein by reference.

Item 2.       Exhibits

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Exhibit No.   Description

  2.1 Fifth Amended and Restated Articles of Incorporation of Pixelworks, Inc., incorporated herein by reference to Exhibit
              3.1 to the Registration Statement on Form S-1 (File No.
              333-31134)

  2.2 Sixth Amended and Restated Articles of Incorporation of Pixelworks, Inc., incorporated herein by reference to Exhibit
              3.2 to the Registration Statement on Form S-1 (File No.
              333-31134)

  2.3 First Restated Bylaws of Pixelworks, Inc., incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333- 31134)

  2.5 Third Amended Registration Rights Agreement dated February 22, 2000 incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333- 31134)
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                               SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized on April 10, 2000.


                                        PIXELWORKS, INC.
                                        (Registrant)


                                        /s/ Jeffrey B. Bouchard
                                        --------------------------------------
                                        Jeffrey B. Bouchard
                                        Vice President, Finance and
                                        Chief Financial Officer


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                                INDEX TO EXHIBITS

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

Exhibit No.   Description

  2.1 Fifth Amended and Restated Articles of Incorporation of Pixelworks, Inc., incorporated herein by reference to Exhibit
              3.1 to the Registration Statement on Form S-1 (File No.
              333-31134)

  2.2 Sixth Amended and Restated Articles of Incorporation of Pixelworks, Inc., incorporated herein by reference to Exhibit
              3.2 to the Registration Statement on Form S-1 (File No.
              333-31134)

  2.3 First Restated Bylaws of Pixelworks, Inc., incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (File No. 333-31134)

  2.5 Third Amended Registration Rights Agreement dated February 22, 2000 incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (File No. 333-31134)

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